SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Consent Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Consent Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Consent Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

CROSS BORDER RESOURCES, INC.

(Name of Registrant as Specified in Its Charter)

RED MOUNTAIN RESOURCES, INC.

BLACK ROCK CAPITAL, INC.

ALAN W. BARKSDALE

PAUL N. VASSILAKOS

RICHARD Y. ROBERTS

LYNDEN B. ROSE

RANDELL K. FORD

WILLIAM F. MILLER, III

(Name of Person(s) Filing Consent Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED FEBRUARY 21, 2012

RED MOUNTAIN RESOURCES, INC.

BLACK ROCK CAPITAL, INC.

[____________], 2012

_____________________

______ ___, 2012

To Our Fellow Cross Border Resources, Inc. Stockholders:

This Consent Statement and the enclosed WHITE consent card are being furnished by Red Mountain Resources, Inc. (“RMR”), its wholly owned subsidiary, Black Rock Capital, Inc. (“Black Rock” and together with RMR referred to herein as “Red Mountain,” “we” or “us”), and its nominees listed below. Red Mountain owns in the aggregate approximately 29.9% of the outstanding shares of common stock of Cross Border Resources, Inc., a Nevada corporation (“Cross Border” or the “Company”), making us the Company’s largest stockholder. We are soliciting your consent for a number of proposals, the effect of which will be to add six (6) highly qualified director nominees to the Board of Directors of Cross Border (the “Board”).  By providing your consent, you will help to enable these proposals to reconstitute the Board to succeed and help ensure that stockholders’ best interests are being looked after by the Board. We urge all stockholders to support this effort.

We are extremely dissatisfied with the current direction of the Company and have serious concerns about recent actions taken by the Board. For instance, while the Company has stated its strategic plan is to focus on oil and gas exploration in the Permian Basin, Cross Border recently entered into a letter of intent in furtherance of a merger with American Standard Energy Corp. (“American Standard”), whose area of focus is on regions in the Permian Basin of Southeast New Mexico and West Texas, the Eagle Ford Shale Formation of South Texas, and the Bakken Shale Formation in North Dakota. This letter of intent, which included uncustomary exclusivity provisions, was terminated less than a month after it was signed. We question the Board’s decision to waste time and Company resources in pursuit of a merger transaction when it knew, or should have known, that such a merger transaction would not be supported by a vast majority of the Company’s stockholders.

We also question the Company’s recent corporate governance practices, which do not appear to be in the best interests of stockholders. For example, on November 14, 2011, just a week before signing the letter of intent with American Standard, the Board adopted an amendment to the Company’s Bylaws that effectively restricts the ability of stockholders to exercise their voting rights. Furthermore, the Company has not held an annual meeting of stockholders for the election of directors since its inception in 2006. These facts taken together give us little reason to believe that the current Board truly has the best interests of its stockholders in mind. To us, it appears that the recent Bylaw amendment serves to disenfranchise stockholders and entrench the current Board members. We also have serious concerns about the ability of the current Board to effectively oversee the changes we believe are necessary in order to maximize stockholder value. We therefore believe it is time for a change in the Company’s Board of Directors.

That is why we are conducting this solicitation seeking to add our six qualified nominees, Alan W. Barksdale, Paul N. Vassilakos, Richard Y. Roberts, Lynden B. Rose, Randell K. Ford and William F. Miller, III, as directors.

We urge you to carefully consider the information contained in the attached Consent Statement and then support our efforts by signing, dating and returning the enclosed WHITE consent card today. The attached Consent Statement and the enclosed WHITE consent card are first being furnished to the stockholders on or about [_______], 2012. We urge you not to sign any revocation of consent card that may be sent to you by Cross Border. If you have done so, you may revoke that revocation of consent by delivering a later dated WHITE consent card to Red Mountain or to the principal executive offices of Cross Border.

If you have any questions or require any assistance in executing your consent, please contact ____________ at ____________ or [phone].

Thank you for your support,

REd MOUNTAIN RESOURCES, INC.

BLACK ROCK CAPITAL, INC.

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED FEBRUARY 21, 2012

CROSS BORDER RESOURCES, INC.
_________________________

CONSENT STATEMENT

OF

RED MOUNTAIN RESOURCES, INC. & BLACK ROCK CAPITAL, INC.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE CONSENT CARD TODAY

This Consent Statement and the enclosed WHITE consent card are being furnished by Red Mountain Resources, Inc. (“RMR”), its wholly owned subsidiary, Black Rock Capital, Inc. (Black Rock” and together with RMR referred to herein as “Red Mountain,” “we” or “us”), and its six nominees listed below in connection with our solicitation of written consents from you, holders of shares of Common Stock, par value $0.001 per share (the “Common Stock”), of Cross Border Resources, Inc., a Nevada corporation (“Cross Border” or the “Company”). A solicitation of written consents is a process that allows a company’s stockholders to act by submitting written consents to any proposed stockholder actions in lieu of voting in person or by proxy at an annual or special meeting of stockholders. We are soliciting written consents from the holders of shares of Common Stock to take the following actions (each, as more fully described in this Consent Statement, a “Proposal” and together, the “Proposals”), in the following order, without a stockholders’ meeting, as authorized by Nevada law:

Proposal No. 1 – Amend Article IV, Section 15 of Cross Border’s Bylaws (the “Bylaws”) to provide that stockholders have the ability to fix the size of the Company’s Board of Directors (the “Board”) and to increase the size of the Board to eleven directors (the “Board Size Proposal”);

Proposal No. 2 – Amend Article IV, Section 18 of the Bylaws to allow newly created directorships resulting from an increase in the size of the Board to be filled by a vote of the stockholders (the “Vacancy Proposal”);

Proposal No. 3 - Subject to approval of Proposals 1 and 2, elect each of Alan W. Barksdale, Paul N. Vassilakos, Richard Y. Roberts, Lynden B. Rose, Randell K. Ford and William F. Miller, III (each, a “Nominee” and collectively, the “Nominees”) to serve as a director of Cross Border (or, if any such Nominee is unable or unwilling to serve as a director of Cross Border, any other person designated as a Nominee by Red Mountain) (the “Election Proposal”);

Proposal No. 4 – Repeal the amendments to the Bylaws adopted by the Board on November 14, 2011 which added Article XIII – Acquisition of a Controlling Interest (the “Bylaw Amendment Repeal Proposal”); and

Proposal No. 5 – Remove the power of the Board to amend the Bylaws prior to the next annual meeting of stockholders and repeal any provision of the Bylaws adopted by the Board in effect at the time this proposal becomes effective that was not included in the Bylaws as of the date of the initial filing of this Consent Solicitation on February 21, 2012 with the Securities and Exchange Commission (the “Bylaw Restoration Proposal”).

Red Mountain and Alan W. Barksdale, Paul N. Vassilakos, Richard Y. Roberts, Lynden B. Rose, Randell K. Ford and William F. Miller, III are members of a group formed in connection with this consent solicitation and are deemed participants in this consent solicitation. See “Additional Information Concerning the Participants.”

This Consent Statement and the enclosed WHITE consent card are first being sent or given to the stockholders of Cross Border on or about [________], 2012 (the “Mailing Date”).

We are soliciting your consent in favor of approving the amendments to the Bylaws and electing the Nominees because we do not believe the current Board has been acting in the best interests of the Company’s stockholders. If successful in our consent solicitation, then the Board will be composed of the six Nominees and continuing directors Everett Willard Gray II, Lawrence J. Risley, Brad E. Heidelberg, Richard F. LaRouche Jr. and John Hawkins.

We are also soliciting your consent in favor of the adoption of the Vacancy Proposal to ensure that, if the size of the Board is increased to eleven directors, the stockholders have the ability to elect the Nominees to the Board to fill such newly created directorships.

Finally, we are soliciting your consent in favor of the adoption of the Bylaw Amendment Repeal Proposal and Bylaw Restoration Proposal to ensure that the incumbent Board does not take any additional action that could limit the effect of your consent to set the size of the Board at eleven and elect the Nominees as set forth herein.

Red Mountain has delivered a signed written consent to Cross Border at its principal place of business on February 21, 2012. Under Nevada law, this will represent the date used to determine stockholders entitled to give their written consent to the Proposals pursuant to this Consent Solicitation (the “Record Date”). Under the applicable provisions of the Bylaws, stockholders of record as of the close of business on the Record Date will be entitled to one vote for each share of Common Stock.

RED MOUNTAIN URGES YOU TO SIGN, DATE AND RETURN THE WHITE CONSENT CARD IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN.

The effectiveness of each of the Proposals requires the affirmative consent of a majority of the Common Stock outstanding as of the close of business on the Record Date. Each Proposal will be effective without further action when we deliver to Cross Border such requisite number of consents. The Board Size Proposal, the Vacancy Proposal, the Bylaw Amendment Repeal Proposal and the Bylaw Restoration Proposal are not subject to, or conditioned upon, the effectiveness of the other Proposals. The Election Proposal is conditioned upon the authority of stockholders to fix the number of directors and to increase of the size of the Board to eleven directors pursuant to the Board Size Proposal and the ability of stockholders to fill newly created directorships resulting from an increase in the size of the Board pursuant to the Vacancy Proposal. If stockholders are not able to fix the size of the Board, do not increase the size of the Board to eleven directors and are not able to fill the newly created directorships, pursuant to the Board Size Proposal and the Vacancy Proposal, then stockholders will not be able to elect the Nominees pursuant to the Election Proposal.

In addition, none of the Proposals will be effective unless the delivery of the written consents complies with Section 78.320 of the Nevada Revised Statutes. While there is no deadline for submitting properly completed and unrevoked written consents to effectuate the Proposals, we intend to set March ___, 2012 as the goal for submission of written consents.

WE URGE YOU TO ACT TODAY TO ENSURE THAT YOUR CONSENT WILL COUNT. Red Mountain reserves the right to submit to Cross Border consents at any time following the earliest dated written consent delivered to Cross Border. See “Consent Procedures” for additional information regarding such procedures.

As of the Record Date, Red Mountain was the owner of an aggregate of 4,837,425 shares of Common Stock, which currently represents approximately 29.9% of the issued and outstanding shares of Common Stock. Red Mountain consented in favor of the Proposals with respect to all of such shares of Common Stock.

As of the Record Date, there were [16,151,946] shares of the Company’s Common Stock outstanding, as reported in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 14, 2011, each entitled to one consent per share. The mailing address of the principal executive offices of Cross Border is 22610 US Highway 281 N., Suite 218, San Antonio, Texas 78258.

We urge you to vote in favor of the Proposals by signing, dating and returning the enclosed WHITE consent card. The failure to sign and return a consent will have the same effect as voting against the Proposals. Please note that in addition to signing the enclosed WHITE consent card, you must also date it to ensure its validity.

Important Notice Regarding the Availability of Consent Materials for this Consent Solicitation

This Consent Statement is available at [ ]

IMPORTANT

PLEASE READ THIS CAREFULLY

If your shares of Common Stock are registered in your own name, please submit your consent to us today by signing, dating and returning the enclosed WHITE consent card in the postage-paid envelope provided.

If you hold your shares in “street” name with a bank, broker firm, dealer, trust company or other nominee, only they can exercise your right to consent with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to consent to the Proposals to your bank, broker firm, dealer, trust company or other nominee. Please follow the instructions to consent provided on the enclosed WHITE consent card. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed WHITE consent card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Red Mountain Resources, Inc., 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201, Attn: Alan W. Barksdale, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Execution and delivery of a consent by a record holder of shares of Common Stock will be presumed to be a consent with respect to all shares held by such record holder unless the consent specifies otherwise.

Only holders of record of shares of Common Stock as of the close of business on the Record Date will be entitled to consent to the Proposals. If you are a stockholder of record as of the close of business on the Record Date, you will retain your right to consent even if you sell your shares of Common Stock after the Record Date.

IF YOU TAKE NO ACTION, YOU WILL IN EFFECT BE REJECTING THE PROPOSALS. ABSTENTIONS, FAILURES TO CONSENT AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS WITHHOLDING CONSENT.

If you have any questions regarding your WHITE consent card or need assistance in executing your consent, please contact ____________ at [phone].

 QUESTIONS AND ANSWERS ABOUT THIS CONSENT SOLICITATION

The following are some of the questions you, as a stockholder, may have and answers to those questions. The following is not meant to be a substitute for the information contained in the remainder of this Consent Statement, and the information contained below is qualified by the more detailed descriptions and explanations contained elsewhere in this Consent Statement. We urge you to carefully read this entire Consent Statement prior to making any decision on whether to grant any consent hereunder.

WHO IS MAKING THE SOLICITATION?

The solicitation is being made by Red Mountain and the six Nominees. RMR is a public company organized under the laws of the state of Florida with its principal executive offices located at 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201. RMR operates through its wholly owned subsidiaries, including Black Rock.

As of February 21, 2012, Red Mountain, directly and through its wholly owned subsidiary, Black Rock, held in the aggregate 4,837,425 shares of Common Stock, or approximately 29.9% of the Common Stock outstanding.

For additional information on the participants, please see “Additional Information Concerning the Participants” starting on page 17 of this Consent Statement.

WHAT ARE WE ASKING THAT THE STOCKHOLDERS CONSENT TO?

We are asking you to consent to five corporate actions: (1) the Board Size Proposal, (2) the Vacancy Proposal, (3) the Election Proposal, (4) the Bylaw Amendment Repeal Proposal and (5) the Bylaw Restoration Proposal.

We are asking you to consent to the Board Size Proposal, Vacancy Proposal and Election Proposal to set the size of the Board at eleven directors and to elect the Nominees. In addition, in order to ensure that your consent to set the size of the Board at eleven directors and elect the Nominees will not be eliminated, modified or diminished by actions already taken or that may be taken after the filing of this Consent Statement by the Board prior to the increase in the size of the Board and the election of the Nominees, we are asking you to consent to the Bylaw Amendment Repeal Proposal and the Bylaw Restoration Proposal.

WHO ARE THE NOMINEES THAT WE ARE PROPOSING TO ELECT TO THE BOARD?

We are asking you to elect each of Alan W. Barksdale, Paul N. Vassilakos, Richard Y. Roberts, Lynden B. Rose, Randell K. Ford and William F. Miller, III to serve as a director of Cross Border. They are highly qualified, experienced and well-respected members of the business community who are committed to act in the best interests of Cross Border and its stockholders.

For information regarding the Nominees, please see the section titled “PROPOSAL 3 – THE ELECTION PROPOSAL – THE NOMINEES” starting on page 9 of this Consent Statement.

WHY ARE WE SOLICITING YOUR CONSENT?

We are soliciting your consent because we believe the current Board is not acting with the best interests of stockholders in mind. This solicitation is being undertaken in order to elect six stockholder representatives to the Board.

WHO IS ELIGIBLE TO CONSENT TO THE PROPOSALS?

If you are a holder of Common Stock as of the close of business on the Record Date, you have the right to consent to the Proposals. Under Nevada law, the Record Date will be used to determine stockholders entitled to give their written consent to the Proposals pursuant to this Consent Solicitation. Under the applicable provisions of the Bylaws, stockholders of record as of the close of business on the Record Date will be entitled to one vote for each share of Common Stock.

WHEN IS THE DEADLINE FOR SUBMITTING CONSENTS?

We urge you to submit your consent as soon as possible. In order for our Proposals to be adopted, the Company must receive written unrevoked consents signed by a sufficient number of stockholders to adopt the Proposals. Red Mountain has delivered a signed written consent to Cross Border on February 21, 2012. While Nevada law does not set forth a deadline by which we must submit valid, unrevoked consents representing a sufficient number of shares of Common Stock to adopt the Proposals, we nevertheless intend to set March ___, 2012 as the goal for submission of written consents. WE URGE YOU TO ACT AS SOON AS POSSIBLE TO ENSURE THAT YOUR CONSENT WILL COUNT.

HOW MANY CONSENTS MUST BE RECEIVED IN ORDER TO ADOPT THE PROPOSALS?

The Proposals will be adopted and become effective when properly completed, unrevoked consents are signed by the holders of a majority of the outstanding shares of Common Stock as of the close of business on the Record Date and delivered to the Company. According to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2011, as of November 8, 2011, there were [16,151,946] shares of the Company’s Common Stock outstanding, each entitled to one consent per share. Cumulative voting is not permitted. Assuming that the number of issued and outstanding shares of Common Stock remains [16,151,946] on the Record Date, the consent of the holders of at least [8,075,974] shares of Common Stock would be necessary to effect these Proposals. The actual number of consents necessary to effect the Proposals will depend on the facts as they exist on the Record Date.

WHAT SHOULD YOU DO TO CONSENT TO OUR PROPOSALS?

If your shares of Common Stock are registered in your own name, please submit your consent to us by signing, dating and returning the enclosed WHITE consent card in the postage-paid envelope provided.

If you hold your shares in “street” name with a bank, broker firm, dealer, trust company or other nominee, only they can exercise your right to consent with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to consent to the Proposals to your bank, broker firm, dealer, trust company or other nominee. Please follow the instructions to consent provided on the enclosed WHITE consent card. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed WHITE consent card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Red Mountain Resources, Inc., 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201, Attn: Alan W. Barksdale, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

WHOM SHOULD YOU CALL IF YOU HAVE QUESTIONS ABOUT THE SOLICITATION?

Please call _________ at [phone].

IMPORTANT

Red Mountain urges you to express your consent on the WHITE consent card TODAY to:

•	the Board Size Proposal, Vacancy Proposal and the Election Proposal to set the size of the Board at eleven directors and elect the Nominees, Alan W. Barksdale, Paul N. Vassilakos, Richard Y. Roberts, Lynden B. Rose, Randell K. Ford and William F. Miller, III; and

•	the Bylaw Amendment Repeal Proposal and Bylaw Restoration Proposal to ensure that the incumbent Board does not limit the effect of your consent to set the size of the Board at eleven and elect the Nominees.

REASONS FOR OUR SOLICITATION

Red Mountain currently owns approximately 29.9% of the outstanding Common Stock of Cross Border. As the largest stockholder of Cross Border, we have a vested financial interest in the maximization of the value of the Company’s Common Stock. Our interests are aligned with the interests of all stockholders: We have one simple goal – to maximize the value of the Common Stock for all stockholders.

We are extremely dissatisfied with the current direction of the Company, as we believe it is not following through on its originally stated business plan to focus on oil and gas exploration in the Permian Basin. For instance, the Company recently signed a letter of intent in furtherance of a merger with American Standard Energy Corp. (“American Standard”), whose area of focus is on regions in the Permian Basin of West Texas, the Eagle Ford Shale Formation of South Texas, and the Bakken Shale Formation in North Dakota. This letter of intent, which included uncustomary exclusivity provisions, was terminated less than a month after it was signed. We question the Board’s decision to waste time and Company resources in pursuit of a merger transaction when it knew, or should have known, that such a merger transaction would not be supported by a vast majority of the Company’s stockholders.

We also question the Company’s recent corporate governance practices, which do not appear to be in the best interests of stockholders. For example, on November 14, 2011, just a week before signing the letter of intent with American Standard, the Board adopted an amendment to the Company’s Bylaws that effectively restricts the ability of stockholders to exercise their voting rights. Furthermore, the Company has not held an annual meeting of stockholders for the election of directors since its inception in 2006.

These facts taken together give us little reason to believe that the current Board truly has the best interests of stockholders in mind. To us, it appears that the recent Bylaw amendment serves to disenfranchise stockholders and entrench the current Board members. We also have serious concerns about the ability of the current Board to effectively oversee the changes we believe are necessary in order to maximize stockholder value.  We therefore believe it is time for a change in the Company’s Board of Directors.

As a result of the foregoing, we are seeking to add six directors in order to bolster the composition of the Board with directors committed to promoting an atmosphere of accountability and oversight. Each of the director nominees is qualified to serve on the Board. We believe our six director nominees have the right skill-sets and qualifications to address any issues facing the Company as well as help to significantly improve the Company’s corporate governance. If elected to the Board, the Nominees will, subject to their fiduciary duties as directors, endeavor to explore all opportunities to enhance stockholder value. We believe that the election of the Nominees will send a strong message to the Board that further operational and strategic changes are required in order to maximize stockholder value.

On December 12, 2011, Red Mountain filed a complaint in the District Court for Clark County, Nevada (the “District Court”) seeking (i) an order directing Cross Border to conduct an annual meeting for the election of directors (the “Annual Meeting”) and (ii) a declaration by the District Court that a proxy solicitation conducted by Red Mountain in connection with such Annual Meeting and in accordance with applicable rules and regulations would not, in and of itself, constitute or be deemed an “Association,” for the purposes of, and as that term as defined, in Cross Border’s Bylaws. Cross Border is contesting this action. Accordingly, the outcome of this litigation cannot be determined at this time.

PROPOSAL 1 – THE BOARD SIZE PROPOSAL

The Bylaws provide that the number of directors that constitute the Board shall be not less than one (1) nor more than nine (9), as fixed from time to time by resolution of the Board. Allowing stockholders to fix the number of directors comprising the Board and setting the size of the Board at eleven (11) directors will permit the stockholders of the Company to elect the Nominees. The text of the proposed amendment is set forth in Annex A to this Consent Statement.

The Election Proposal is conditioned upon the approval by the stockholders of this Board Size Proposal.

WE URGE YOU TO CONSENT TO THE BOARD SIZE PROPOSAL.

PROPOSAL 2 – THE VACANCY PROPOSAL

The Bylaws provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the affirmative vote of a majority of the directors then in office even though less than a quorum of the Board. Allowing newly created directorships resulting from an increase in the size of the Board to be filled by a vote of the stockholders will ensure that the stockholders have the ability to elect the Nominees to the Board. This proposal is also intended to in general give stockholders of the Company greater authority to elect directors of the Company who will be accountable to the stockholders. The text of the proposed amendment is set forth in Annex A to this Consent Statement.

The Election Proposal is conditioned upon the approval by the stockholders of this Vacancy Proposal.

WE URGE YOU TO CONSENT TO THE VACANCY PROPOSAL.

PROPOSAL 3 - THE ELECTION PROPOSAL

The Board is currently composed of five directors. For the reasons stated above, we are seeking your consent to elect the six Nominees, Alan W. Barksdale, Paul N. Vassilakos, Richard Y. Roberts, Lynden B. Rose, Randell K. Ford and William F. Miller, III.

THE NOMINEES

The following information sets forth the name, age, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. This information has been furnished to Red Mountain by the Nominees. The Nominees are citizens of the United States of America.

Alan Barksdale, 34 years old, has been the President, Chief Executive Officer and a director of RMR since June 2011 and served as its Interim Acting Chief Financial Officer from June 2011 to August 2011. Mr. Barksdale has also served as President of Black Rock since its inception in October 2005. Mr. Barksdale has also been the owner and president of the StoneStreet Group, Inc. (“SSG”) since 2008. Mr. Barksdale formed SSG to provide advisory and management services and pursue merchant banking activities. At SSG, Mr. Barksdale oversees the firm’s capital investments, manages its subsidiaries and serves as the senior advisor to SSG’s clients. Through its wholly owned subsidiaries, SSG owns and operates upstream and midstream oil and gas assets, a portfolio of real assets and various investments in oilfield service companies. From January 2004 to April 2010, Mr. Barksdale was with Crews & Associates, an investment banking firm, where he served as a Director in the Capital Markets Group and served as senior banker for approximately 115 transactions. From August 2003 to October 2003, Mr. Barksdale served as an investment banker at Stephens Inc., an investment banking firm. From 2002 to August 2003, Mr. Barksdale was an investment banker at Crews & Associates.

In 2004, the National Association of Securities Dealers, Inc. alleged that Mr. Barksdale solicited an attorney to make contributions to officials of an issuer with which Stephens Inc. was engaging in municipal securities business. Mr. Barksdale was an investment banker of Stephens at the time. Without admitting or denying the allegations, Mr. Barksdale entered into an acceptance, waiver and consent decree that provided for a 30-day suspension from associating with any NASD member and a $5,000 fine.

Mr. Barksdale graduated from the University of Arkansas at Little Rock in 2001 where he received a Bachelor of Business Administration with an emphasis in Finance. He is registered with FINRA, MSRB, PSA and various state securities departments throughout the US. Mr. Barksdale also holds Series 7 and Series 63 licenses.

We believe Mr. Barksdale is well-qualified to serve as a director of Cross Border as a result of his operational and managerial experience in the oil and gas industry.

Paul N. Vassilakos, 35 years old, has been a director of RMR since October 2011. Mr. Vassilakos also previously served as RMR’s President and Chief Executive Officer from February 2011 to March 2011. From November 2011 through February 2012, Mr. Vassilakos served as Chief Executive Officer and Chief Financial Officer, and director of Soton Holdings Group Inc. Mr. Vassilakos has been the assistant treasurer of Cullen Agricultural Holding Corp. (“CAH”) since October 2009. CAH is a publicly held development stage agricultural company which was formed in connection with the business combination between Triplecrown Acquisition Corp. and Cullen Agricultural Technologies, Inc. (“Cullen Agritech”) in October 2009. At CAH, Mr. Vassilakos is responsible for business development, maintenance of financial accounts and public company reporting. Prior to CAH’s formation, Mr. Vassilakos assisted Triplecrown Acquisition Corp. with the completion of its initial public offering and later the business combination with Cullen Agritech. In July 2007, Mr. Vassilakos founded Petrina Advisors, Inc. (“Petrina”), a privately held advisory firm formed to provide investment banking services for public and privately held companies, and has served as its president since its formation. Petrina’s clients have consisted of companies which collectively held over one billion dollars in trust, with the aim of completing reverse mergers with privately held companies. Mr. Vassilakos also founded and, since December 2006, serves as the vice president of, Petrina Properties Ltd., a privately held real estate holding company. In July 2007, Mr. Vassilakos was engaged as a consultant to assist Endeavor Acquisition Corp. with its business combination with American Apparel Inc., a California based retail apparel company, which was completed in December 2007. From February 2002 through June 2007, Mr. Vassilakos served as vice president of Elmsford Furniture Corp., a privately held furniture retailer in the New York area. From July 2000 through January 2002, Mr. Vassilakos was an Associate within the Greek Coverage Group of Citigroup’s UK Investment Banking Division. During this time, Mr. Vassilakos assisted with the execution of M&A transactions, securitizations, as well as debt and equity offerings for some of Greece’s largest publicly traded companies, including OTE and Antenna TV. From July 1998 through July 2000, Mr. Vassilakos was an Analyst within the Industrial Group of Salomon Smith Barney’s New York Investment Banking Division. During this time, Mr. Vassilakos assisted with the execution of M&A transactions, as well as debt and equity offerings for large US publicly traded industrial companies, including Alcoa, Inc. and Cyprus Amax. From February 1996 through June 1998, Mr. Vassilakos was a Registered Securities Representative at Paine Webber CSC-DJS Securities Ltd, during which time he provided securities brokerage services to private clients.

Mr. Vassilakos received a BS in finance from the Leonard N. Stern Undergraduate School of Business in 1998 and was a licensed Registered Securities Representative (Series 7 and 63) from February 1996 through February 2002.

We believe Mr. Vassilakos is well-qualified to serve as a director of Cross Border as a result of his financial background and experience serving as a director of other public companies.

Richard Y. Roberts, 60 years old, has been a director of RMR since October 2011. Mr. Roberts co-founded a regulatory/legislative consulting firm, Roberts, Raheb & Gradler LLC, in March 2006. He was a partner with Thelen Reid & Priest LLP, a national law firm, from January 1997 to March 2006. From August 1995 to January 1997, Mr. Roberts was a consultant at Princeton Venture Research, Inc., a private consulting firm. From 1990 to 1995, Mr. Roberts was a commissioner of the Securities and Exchange Commission, and, in this capacity, was actively involved in, has written about or has testified on, a wide range of subjects affecting the capital markets. We believe his experience at the Commission will provide us with necessary insight into the requirements and needs of an emerging public company like ours. Since leaving the Commission, Mr. Roberts has been a frequent media commentator and writer on various securities public policy issues and has assisted the Governments of Romania and Ukraine in the development of a securities market. Mr. Roberts is currently a director of CAH. He was a director of Nyfix, Inc. from September 2005 to December 2009, Endeavor Acquisition Corp. from July 2005 to December 2007, a director of Victory Acquisition Corp. from January 2007 to April 2009 and a director of Triplecrown Acquisition Corp. from June 2007 to October 2009. From 1987 to 1990, he was the chief of staff for Senator Richard Shelby. He is a member of the Alabama Bar and the District of Columbia Bar. Mr. Roberts is a member of the Advisory Board of Securities Regulation & Law Reports, of the Advisory Board of the International Journal of Disclosure and Governance, and of the Editorial Board of the Municipal Finance Journal. Mr. Roberts also previously served as a member of the District 10 Regional Consultative Committee of the Financial Industry Regulatory Authority, the Market Regulation Advisory Board of the FINRA, and the Legal Advisory Board of the FINRA.

Mr. Roberts received a B.E.E. from Auburn University in 1973, a J.D. from the University of Alabama School of Law in 1976, and a Master of Laws from the George Washington University Law Center in 1981.

We believe Mr. Roberts is well-qualified to serve as a director of Cross Border as a result of his contacts and past business experience, including at the Securities and Exchange Commission.

Lynden B. Rose, 50 years old, has been RMR’s Corporate Secretary since March 2011 and a director since February 2011. Mr. Rose is a partner in the law firm of Stanley, Frank & Rose, LLP in Houston. Since 1992, he also has served as counsel to the West Palm Beach law firm, The Rose Law Firm. Since February 2012, Mr. Rose also serves as Corporate Secretary and on the board of directors of Rio Bravo Oil, Inc. From 2004 until 2007, Mr. Rose was a partner in the law firm of Lynden B. Rose, P.C. and from 2002 until 2004, Mr. Rose was a sole practitioner in the law firm of Lynden B. Rose, Attorney at Law, in Houston. From 1992 until 2000, he was a Partner in the law firm of Wilson Rose & Associates. Since 2003, Mr. Rose also served as President of LM Rose Consulting Group, and since 1991, he has served as President of Rose Sports Management, Inc. Mr. Rose is a member of the Oil, Gas and Energy Resources Law Section of the State Bar of Texas. From 1982 until 1984, he was a professional basketball player drafted by the Los Angeles Lakers and played with the Las Vegas Silvers and in Europe.

Mr. Rose graduated from the University of Houston and received his Juris Doctorate from the University of Houston.

We believe Mr. Rose is well-qualified to serve as a director of Cross Border as a result of his legal background and knowledge related to the oil and gas industry.

Randell K. Ford, 62 years old, has been a director of RMR since November 2011. Mr. Ford has worked in the oil and gas industry for over 40 years. Mr. Ford has been the President of R.K. Ford and Associates, Inc. since 1993. R.K. Ford & Associates, Inc. is a consulting firm, based in the Permian Basin (Midland, TX), that specializes in drilling, engineering and completion of oil and gas wells. Mr. Ford’s oil and gas drilling specialties include under-balanced drilling, air drilling, short radius horizontal drilling, high angle directional drilling, deep well drilling and high pressure reservoir drilling. Mr. Ford started as a roughneck in 1967 and worked his way through all positions on the drilling rigs until 1989 when he became the Divisional Drilling Engineer for Grace Drilling Company, working in that capacity until 1993. Currently, Mr. Ford is a partner in Western Drilling, which currently owns 5 drilling rigs in the Permian Basin. While serving as President, Division Drilling Engineer, Principal and various other oilfield service positions, Mr. Ford has drilled, managed, consulted or invested in over 4,000 wells located domestically in Alaska, Arkansas, Colorado, Florida, Kansas, Louisiana, Mississippi, Nevada, New Mexico, North Dakota, Oklahoma, Ohio, Pennsylvania, South Dakota, Texas, Utah, West Virginia and Wyoming and internationally in Colombia, Costa Rica, Guatemala, Iraq, Libya, Mexico, Peru, Romania, Russia, Saudi Arabia, Turkey and Venezuela.

We believe Mr. Ford is well-qualified to serve as a director of Cross Border as a result of his operational experience in the oil and gas industry.

William F. Miller, III, 67 years old, served as vice president in Goldman Sachs’ private wealth management group from 1970 to 2007. Since then, he has served as a consultant to Goldman Sachs in its Houston office. Mr. Miller was one of the original four professionals who opened the Houston office for Goldman Sachs in 1975.

Mr. Miller received a BBA at the University of Texas and a J.D. degree at the University of Texas School of Law in 1969.

We believe Mr. Miller is well-qualified to serve as a director of Cross Border due to his capital markets background.

None of the Nominees own any shares of Common Stock of Cross Border. However, each of the Nominees, as members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the 4,837,425 shares of Common Stock owned in the aggregate by Red Mountain. Each of the Nominees disclaims beneficial ownership of such shares of Common Stock not directly owned by him, except to the extent of his ultimate pecuniary interest therein, if any. For information regarding transactions during the past two years by Red Mountain of securities of Cross Border, see Schedule I.

The Nominees will not receive any compensation from Red Mountain for their services as directors of Cross Border. Other than as stated herein, there are no arrangements or understandings between Red Mountain and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in this Consent Statement and to serve as a director of Cross Border if elected. None of the Nominees is a party adverse to Cross Border or any of its subsidiaries or has a material interest adverse to Cross Border or any of its subsidiaries in any material pending legal proceedings.

Although Red Mountain has no reason to believe that any of the Nominees will be unable or unwilling to serve as directors, if any of the Nominees is not available for election, Red Mountain may designate such other nominee or nominees to be elected to the Board. In such case, Red Mountain will disseminate a supplement to the Consent Statement and a revised consent card, and will otherwise comply with the Company’s Bylaws and applicable provisions under SEC rules and regulations. Each of the Nominees has agreed to be named in this Consent Statement and to serve as a director of Cross Border, if elected. If elected, each Nominee will hold office until his successor is elected and qualified at Cross Border’s 2012 annual meeting of stockholders or until his earlier death, resignation, retirement, disqualification or removal.

If Red Mountain is successful in its solicitation of written consents and the Proposals are approved by stockholders and the Nominees are elected, a “Change in Control” of the Board may be deemed to have occurred. However, based upon publicly available information we are not aware of any change in control provisions in any of the Company’s material contracts, plans or agreements that would be triggered in the event of such a change in control.

The Election Proposal is conditioned upon the approval by the stockholders of the Board Size Proposal and the Vacancy Proposal.

WE URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED WHITE CONSENT CARD.

PROPOSAL 4 - THE BYLAW AMENDMENT REPEAL PROPOSAL

On November 14, 2011, the Board of Cross Border adopted amendments to the Bylaws adding a new Article XIII, “Acquisition of a Controlling Interest.” The amendments generally provide that any person or associated group of persons who acquire 30% or more of the outstanding Common Stock of Cross Border (a “controlling interest”) obtains only such voting rights with respect to any shares of Common Stock such person(s) acquired after acquiring a controlling interest and any shares of Common Stock acquired within 90 days immediately preceding the date when such person(s) acquired a controlling interest as are conferred by a resolution of the stockholders of Cross Border approved by the holders of a majority of the voting power of Cross Border, excluding certain shares of the acquirer and any person that has agreed to act in concert with the acquirer with respect to the Common Stock of Cross Border.

The amendments to the Bylaws are silent as to whether it would apply to a proxy solicitation conducted in accordance with the provisions of Section 14 of the Exchange Act, which we believe would be contrary to public policy and effectively restrict the ability of stockholders to exercise their voting rights. Accordingly, on December 12, 2011, Red Mountain filed a complaint with the District Court seeking a declaration by the District Court that a proxy solicitation conducted by Red Mountain in connection with such Annual Meeting and in accordance with applicable rules and regulations would not, in and of itself, constitute or be deemed an “Association,” for the purposes of, and as that term as defined, in Cross Border’s Bylaws. Cross Border is contesting this action. Accordingly, the outcome of this litigation cannot be determined at this time.

We are therefore asking you to consent to the adoption of the Bylaw Amendment Repeal Proposal to delete the newly added Article XIII.

WE URGE YOU TO CONSENT TO THE BYLAW AMENDMENT REPEAL PROPOSAL.

PROPOSAL 5 - THE BYLAW RESTORATION PROPOSAL

We are asking you to consent to the adoption of the Bylaw Restoration Proposal to ensure that the incumbent Board does not limit the effect of your consent to increase the size of the Board to eleven directors and elect the Nominees to fill such newly created directorships through changes to the Bylaws not filed with the SEC as of the initial filing of this Consent Statement. The Bylaws permit the Board to amend the current Bylaws, or enact new Bylaws, without stockholder approval. We are concerned that the Board may use this power to enact additional restrictive Bylaws limiting existing stockholders’ rights and abilities to take action in their capacity as stockholders of Cross Border. We are therefore asking you to repeal any modification by the Board of the Bylaws as filed with the SEC as of the initial filing of this Consent Statement on February 21, 2012 and to amend the Bylaws to prohibit any other modification of the Bylaws by the Board prior to the next annual meeting. The text of the proposed amendment is set forth in Annex A to this Consent Statement.

If the Board does not effect any change to the version of the Bylaws publicly available in filings by Cross Border with the SEC on or before the date of the initial filing of this Consent Statement, the Bylaw Restoration Proposal will have no effect. However, if the incumbent Board has made changes since that time, or proposes to do so prior to the next annual meeting, the Bylaw Restoration Proposal, if adopted, will restore the Bylaws to the version that was publicly available in filings by Cross Border with the SEC as of the date of the initial filing of this Consent Statement (after effecting the changes effected by any of the Proposals which are approved), without considering the nature of any changes the incumbent Board may have adopted. As a result, the Bylaw Restoration Proposal could have the effect of repealing bylaw amendments which one or more stockholders of the Company may consider to be beneficial to them or to the Company. However, the Bylaw Restoration Proposal will not preclude the Board from reconsidering any repealed bylaw changes following the consent solicitation. We are not currently aware of any specific bylaw provision that would be repealed by the adoption of the Bylaw Restoration Proposal.

WE URGE YOU TO CONSENT TO THE BYLAW RESTORATION PROPOSAL.

NUMBER OF CONSENTS REQUIRED FOR THE PROPOSALS

Each of the Proposals will be adopted and become effective when properly completed, unrevoked consents are signed by the holders of a majority of the outstanding shares of Common Stock as of the close of business on the Record Date and delivered to the Company. According to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2011, as of November 8, 2011, there were [16,151,946] shares of the Company’s Common Stock outstanding, each entitled to one consent per share. Cumulative voting is not permitted. Assuming that the number of issued and outstanding shares remains [16,151,946] shares on the Record Date, the consent of the holders of at least [8,075,973] shares of Common Stock would be necessary to effect the Proposals. The actual number of consents necessary to effect the Proposals will depend on the facts as they exist on the Record Date.

IF YOU TAKE NO ACTION, YOU WILL IN EFFECT BE REJECTING THE PROPOSALS. ABSTENTIONS, FAILURES TO CONSENT AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS WITHHOLDING CONSENT. “Broker non-votes” occur when a bank, broker or other nominee holder has not received instructions with respect to a particular matter, including the Proposals, and therefore does not have discretionary power to vote on that matter. As a result, we urge you to contact your broker, banker or other nominee TODAY if any shares of Common Stock you own are held in the name of a broker, banker or other nominee and you have not provided to them instructions to promptly consent to the Proposals. Please follow the instructions to consent provided on the enclosed WHITE consent card. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or internet, instructions will be included on the enclosed WHITE consent card.

The Board Size Proposal, the Vacancy Proposal, the Bylaw Amendment Repeal Proposal and the Bylaw Restoration Proposal are not subject to, or conditioned upon, the effectiveness of the other Proposals. The Election Proposal is conditioned upon the effectiveness of the Board Size Proposal and the Vacancy Proposal. If the size of the Board is not increased, and there are no resulting vacancies to fill, the Nominees cannot be elected pursuant to the Election Proposal.

CONSENT PROCEDURES

Section 78.320 of the Nevada Revised Statutes provides that, absent a contrary provision in a Nevada corporation’s articles of incorporation or bylaws, any action that is required or permitted to be taken at a meeting of the corporation’s stockholders may be taken without a meeting, without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having a majority of the voting power. Cross Border’s Articles of Incorporation does not contain any such contrary provision and Article III, Section 13 of the Bylaws specifically authorizes stockholders to take action by written consent.

Section 78.120(2) of the Nevada Revised Statutes provides that, unless a company’s articles of incorporation grant the exclusive right to directors, holders of a majority of the outstanding common stock shall have the power to adopt, amend or repeal such company’s bylaws. Cross Border’s Articles of Incorporation does not contain any such provision granting exclusive right to directors to amend the Bylaws.

Red Mountain has delivered a signed written consent to Cross Border at its principal place of business on February 21, 2012, representing the Record Date. Under Nevada law, the Record Date will be used to determine stockholders entitled to give their written consent to the Proposals pursuant to this Consent Solicitation. Under the applicable provisions of the Bylaws, stockholders of record as of the close of business on the Record Date will be entitled to one vote for each share of Common Stock.

While Nevada law does not set forth a deadline by which we must submit valid, unrevoked consents representing a sufficient number of shares of Common Stock to adopt the Proposals, we nevertheless intend to set March __, 2012 as the goal for submission of written consents. WE URGE YOU TO ACT TODAY TO ENSURE THAT YOUR CONSENT WILL COUNT. We reserve the right to submit to Cross Border consents at any time following the delivery of the earliest dated written consent to Cross Border.

If the Proposals become effective as a result of this consent solicitation by less than unanimous written consent, prompt notice of the Proposals will be given to stockholders who have not executed written consents. All stockholders will be notified as promptly as possible by press release of the results of the solicitation.

APPRAISAL/DISSENTER RIGHTS

Stockholders are not entitled to appraisal or dissenters’ rights under Nevada law in connection with the Proposals or this Consent Statement.

PROCEDURAL INSTRUCTIONS

You may consent to any of the proposals on the enclosed WHITE consent card by marking the “CONSENT” box and signing, dating and returning the WHITE consent card in the envelope provided. You may also withhold your consent with respect to any of the proposals on the enclosed WHITE consent card by marking the “WITHHOLD CONSENT” box, and signing, dating and returning the WHITE consent card in the envelope provided. You may abstain from consenting to any of the proposals on the enclosed WHITE consent card by marking the “ABSTAIN” box and signing, dating and returning the WHITE consent card in the envelope provided.

If you sign, date and return the WHITE consent card, but give no direction with respect to certain of the proposals, you will be deemed to consent to any such proposal.

Please note that in addition to signing the enclosed WHITE consent card, you must also date it to ensure its validity.

WE URGE YOU TO CONSENT TO ALL THE PROPOSALS ON THE ENCLOSED WHITE CONSENT CARD

Revocation of Written Consents. An executed consent card may be revoked at any time by delivering a written consent revocation before the time that the action authorized by the executed consent becomes effective. Revocations may only be made by the record holder that granted such consent. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The delivery of a subsequently dated WHITE consent card that is properly executed will constitute a revocation of any earlier consent. The revocation may be delivered either to Red Mountain, or to the principal executive offices of Cross Border. Although a revocation is effective if delivered to Cross Border, we request that either the original or photostatic copies of all revocations of consents be mailed or delivered to Red Mountain Resources, Inc., 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201, Attn: Alan W. Barksdale, so that we will be aware of all revocations and can more accurately determine if and when sufficient unrevoked consents to the actions described in this Consent Statement have been received.

SOLICITATION OF CONSENTS

The solicitation of consents pursuant to this consent solicitation is being made by Red Mountain and the Nominees. Consents may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Red Mountain will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Red Mountain has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Red Mountain will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

The entire expense of soliciting proxies is being borne by Red Mountain. Costs of this solicitation are currently estimated to be approximately $__,000. Red Mountain estimates that through the date hereof its expenses in connection with this solicitation are approximately $___,000. Red Mountain does not intend to seek reimbursement from Cross Border of expenses it incurs in connection with the solicitation.

Red Mountain has retained ________ to provide solicitation and advisory services in connection with this solicitation. [___________] will receive a fee not to exceed $[____], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  [_________] will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Red Mountain has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record.  Red Mountain will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that [__________] will employ approximately [__] persons to solicit Cross Border stockholders as part of this solicitation.

ADDITIONAL INFORMATION CONCERNING THE PARTICIPANTS

The participants in the proxy solicitation are Red Mountain and each of Alan W. Barksdale, Paul N. Vassilakos, Richard Y. Roberts, Lynden B. Rose, Randell K. Ford and William F. Miller, III, the Nominees.

Alan W. Barksdale is the President, Chief Executive Officer and a director of RMR. Paul N. Vassilakos is the founder of Petrina Advisors, Inc., a privately held advisory firm. Richard Y. Roberts is the co-founder of Roberts, Raheb & Gradler LLC, a regulatory/legislative consulting firm. Lynden B. Rose is a partner of Stanley, Frank & Rose, LLP, a Texas-based law firm. Randell K. Ford is the President of R.K. Ford and Associates, Inc. William F. Miller, III is a consultant to Goldman Sachs.

The principal business address of Alan W. Barksdale is 2515 McKinney Avenue, Suite 900, Dallas, TX 75201. The principal business address of Paul N. Vassilakos is 180 Madison Avenue, Suite 1702, New York, NY 10016. The principal business address of Richard Y. Roberts is 1200 New Hampshire Avenue NW, Suite 300, Washington, DC 20036. The principal business address of Lynden B. Rose is 7026 Old Katy Road #259, Houston, TX 77024. The principal business address of Randell K. Ford is 415 West Wall Street, Midland, TX 79701. The principal business address of William F. Miller, III is 2216 Sunset Blvd., Houston, TX 77005.

As of the date of this filing, RMR directly owned 2,701,261 shares of Common Stock, constituting approximately 16.7% of the shares of Common Stock outstanding, and Black Rock directly owned 2,136,164 shares of Common Stock, constituting approximately 13.2% of the shares of Common Stock outstanding, or an aggregate of 4,837,425 shares of Common Stock held by Red Mountain, constituting approximately 29.9% of the shares of Common Stock outstanding. For information regarding transactions during the past two years by RMR and Black Rock of securities of Cross Border, see Schedule I. Red Mountain may seek to acquire additional shares of Common Stock of Cross Border after this Consent Solicitation, whether or not the Proposals are approved. Red Mountain and the Nominees may also seek to make additional changes to the capitalization, ownership structure, board structure or operations of Cross Border.

As of the date of this filing, none of the Nominees own any shares of Common Stock of Cross Border. However, each of the Nominees, as members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, may be deemed to beneficially own the 4,837,425 shares of Common Stock owned in the aggregate by Red Mountain. Each of the Nominees disclaims beneficial ownership of such shares of Common Stock not directly owned by him, except to the extent of his ultimate pecuniary interest therein, if any.

On February 21, 2012, Red Mountain and the Nominees entered into a Joint Filing and Solicitation Agreement in which, among other things, (i) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of Cross Border and (ii) the parties agreed to solicit written consents or proxies in favor of the Proposals and to take all other action necessary or advisable to achieve the foregoing (the “Solicitation”).

Except as set forth in this Consent Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this Solicitation directly or indirectly beneficially owns any securities of Cross Border; (iii) no participant in this Solicitation owns any securities of Cross Border which are owned of record but not beneficially; (iv) no participant in this Solicitation has purchased or sold any securities of Cross Border during the past two years; (v) no part of the purchase price or market value of the securities of Cross Border owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this Solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of Cross Border, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this Solicitation owns beneficially, directly or indirectly, any securities of Cross Border; (viii) no participant in this Solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Cross Border; (ix) no participant in this Solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of Cross Border’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Cross Border or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this Solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by Cross Border or its affiliates, or with respect to any future transactions to which Cross Border or any of its affiliates will or may be a party; and (xi) no person, including any of the participants in this Solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Consent Statement. There are no material proceedings to which any participant in this Solicitation or any of his or its associates is a party adverse to Cross Border or any of its subsidiaries or has a material interest adverse to Cross Border or any of its subsidiaries. With respect to each of the participants in this Solicitation, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

STOCKHOLDER PROPOSALS FOR THE COMPANY’S 2012 ANNUAL MEETING

Under the Bylaws, a stockholder wishing to nominate a person(s) to the Board at the 2012 annual meeting of stockholders (but not include such nomination in the Company’s proxy statement) or wishing to make a proposal with respect to any other matter (but not include such proposal in the Company’s proxy statement) at the 2012 annual meeting of stockholders, must submit the required information to the Company not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by Cross Border.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the Company’s 2012 annual meeting of stockholders is based on information contained in the Company’s public filings. The incorporation of this information in this Consent Statement should not be construed as an admission by Red Mountain that such procedures are legal, valid or binding.

SPECIAL INSTRUCTIONS

If you were a record holder of shares of Common Stock as of the close of business on the Record Date for this consent solicitation, you may elect to consent to, withhold consent to or abstain with respect to each Proposal by marking the “CONSENT,” “WITHHOLD CONSENT” or “ABSTAIN” box, as applicable, underneath each Proposal on the accompanying WHITE consent card and signing, dating and returning it promptly in the enclosed post-paid envelope.

IF A STOCKHOLDER EXECUTES AND DELIVERS A WHITE CONSENT CARD, BUT FAILS TO CHECK A BOX MARKED “CONSENT,” “WITHHOLD CONSENT” OR “ABSTAIN” FOR A PROPOSAL, THAT STOCKHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THAT PROPOSAL, EXCEPT THAT THE STOCKHOLDER WILL NOT BE DEEMED TO CONSENT TO THE ELECTION OF ANY DIRECTOR WHOSE NAME IS WRITTEN IN THE SPACE THE APPLICABLE INSTRUCTION TO THE ELECTION PROPOSAL PROVIDES ON THE CARD.

YOUR CONSENT IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED WHITE CONSENT CARD AND RETURN IT IN THE ENCLOSED POST-PAID ENVELOPE PROMPTLY. YOU MUST DATE YOUR CONSENT IN ORDER FOR IT TO BE VALID. FAILURE TO SIGN, DATE AND RETURN YOUR CONSENT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE PROPOSALS.

If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a consent with respect to those shares of Common Stock and only on receipt of specific instructions from you. Thus, you should contact the person responsible for your account and give instructions for the WHITE consent card to be signed representing your shares. You should confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions Red Mountain Resources, Inc., 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201, Attn: Alan W. Barksdale, so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

If you have any questions or require any assistance in executing your consent, please contact _________ at [phone].

Information Concerning Cross Border

See Schedule II for information regarding persons who beneficially own more than 5% of the shares of Common Stock (other than Red Mountain) and the ownership of the Common Stock by the directors and management of Cross Border.

Conclusion

We urge you to carefully consider the information contained in the attached Consent Statement and then support our efforts by signing, dating and returning the enclosed WHITE consent card today.

Thank you for your support,

RED MOUNTAIN RESOURCES, INC.

BLACK ROCK CAPITAL, INC.

ALAN W. BARKSDALE

PAUL N. VASSILAKOS

RICHARD Y. ROBERTS

LYNDEN B. ROSE

RANDELL K. FORD

WILLIAM F. MILLER, III

[_________], 2012

SCHEDULE I

PURCHASES AND SALES IN THE SECURITIES OF CROSS BORDER RESOURCES, INC.
DURING THE PAST TWO YEARS

Transaction	Date	Shares of Cross Border Common Stock

red mountain resources, inc.
Buy	08/12/11	218,535
Buy	10/26/11	67,332
Buy	10/26/11	52,683
Buy	10/26/11	904,938
Buy	10/26/11	352,240
Buy	11/01/11	637,272
Buy	11/04/11	67,332
Buy	11/04/11	100,000
Buy	1/3/12	50,000
Buy	1/10/11	250,929

black rock capital, inc.
Buy	05/23/2011	2,136,164

I-1

SCHEDULE II

The following table is re-printed from the Company’s Amendment No. 1 to its Registration Statement on Form S-1 (SEC File No. 333-175761) filed with the Securities and Exchange Commission on August 2, 2011 (Excluding Red Mountain Resources, Inc. and Black Rock Capital, Inc.).

Security Ownership of Five Percent Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	David Paul Crews(1) 3200 State Road 13 St. Johns, FL 32259	1,048,221 (indirectly)	6.49%

(1)	As reported on Schedule 13G filed on March 4, 2011. David Crews, as managing member of CCJ/BDR Investments, LLC, as trustee of the David Paul Crews Revocable Trust and the David Paul Crews Insurance Trust, and as custodian for Cameron Grace Crews, Conley Adron Crews, and Jennifer Alaine Crews.

Security Ownership of Management

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(10)
Common Stock	Everett Willard Gray II Chairman of the Board and Chief Executive Officer	766,694(1) (direct and indirect) (2)	4.57%
Common Stock	Lawrence J. Risley President and Director	339,046(3) (direct)	2.02%
Common Stock	P. Mark Stark Chief Financial Officer	100,727(4) (direct)	*
Common Stock	John W. Hawkins Director	47,500(5) (direct)	*
Common Stock	Brad Elliott Heidelberg Director	25,000(6) (direct)	*
Common Stock	Richard F. LaRoche Director	738,127(7) (direct and indirect)	4.40%
Common Stock	Jim D. Swink, Jr. Former CEO and Director of Pure	578,104(8)	3.44%
Common Stock	Directors and officers as a group (6 individuals excluding BDR, Inc.)	2,017,094(9)	12.01%

* Less than one percent

Note: Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on July 19, 2011.  As of July 19, 2011, there were 16,151,946 shares of our common stock issued and outstanding.

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(1)	Includes vested and exercisable options to purchase 300,000 shares. Remaining options have not vested and are not exercisable within sixty days.
(2)	466,694 shares are held indirectly through WS Oil & Gas Limited, a limited partnership controlled by Mr. Gray.

(3)	Includes vested and exercisable options to purchase 150,000 shares. Remaining options have not vested and are not exercisable within sixty days.
(4)	Includes vested and exercisable options to purchase 100,000 shares. Remaining options have not vested and are not exercisable within sixty days.

(5)	Includes vested and exercisable options to purchase 37,500 shares.
(6)	Includes vested and exercisable options to purchase 25,000 shares.

(7)	Includes vested and exercisable options to purchase 25,000 shares. Shares are held directly through LaRoche Enterprises, a general partnership, and indirectly by LaRoche Family L.P. and Bushy Forest L.P. (entities controlled by Mr. LaRoche). Amount does not include 133,334 warrants not exercisable until November 26, 2011
(8)	Shares are held indirectly through BDR, Inc.

(9)	Includes vested and exercisable options to purchase 637,500 shares.
(10)	Based on 16,789,446 shares outstanding (see above note regarding inclusion of options and warrants exercisable within 60 days)

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ANNEX A

PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED BY-LAWS OF CROSS BORDER RESOURCES, INC.

1.	Proposed amendment to Article IV, Section 15 of the Bylaws.

Article IV, Section 15 the Bylaws of the Company is amended by deleting the section in its entirety and replacing it with the following:

SECTION 15.      NUMBER AND QUALIFICATION. The authorized number of directors of the corporation shall be not less than one (1) nor more than eleven (11) as fixed from time to time by a vote of the stockholders; provided that no decrease in the number of directors shall shorten the term of any incumbent directors. Directors need not be stockholders unless so required by the Articles of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

2.	Proposed amendment to Article IV, Section 18 of the Bylaws.

Article IV, Section 18 of the Bylaws of the Company is amended by deleting the section in its entirety and replacing it with the following:

SECTION 18.      VACANCIES. Unless otherwise provided in the Articles of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes (other than any newly created directorships resulting from any increase in the number of directors, which shall be filled as provided below), shall unless the Board of Directors determines by resolution that any such vacancies shall be filled by stockholder vote, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any vacancies on the Board of Directors resulting from any newly created directorships resulting from any increase in the number of directors may be filled either by the stockholders or the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

3.	Proposed amendment to Article XII, Section 45 of the Bylaws.

Article XII, Section 45 of the Bylaws of the Company is amended by deleting the section in its entirety and replacing it with the following:

SECTION 45.      AMENDMENTS.

The Board of Directors shall have the power to adopt, amend, or repeal these Bylaws, provided, however, that prior to the next annual meeting of stockholders, the Board of Directors may not modify the Bylaws existing as of February 21, 2012, whether by adding to, repealing or amending any such Bylaws.

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WHITE CONSENT CARD

CONSENT OF STOCKHOLDERS OF CROSS BORDER RESOURCES, INC. TO ACTION WITHOUT A MEETING:

THIS CONSENT SOLICITATION IS BEING MADE BY RED MOUNTAIN RESOURCES, INC., BLACK ROCK CAPITAL, INC., Alan W. Barksdale, Paul N. Vassilakos, Richard Y. Roberts, Lynden B. Rose, Randell K. Ford and William F. Miller, III

Unless otherwise indicated below, the undersigned, a stockholder of record of Cross Border Resources, Inc. (the “Company”) as of February 21, 2012 (the “Record Date”), hereby consents pursuant to Section 78.320 of the Nevada Revised Statutes with respect to all shares of common stock of the Company (the “Shares”) held by the undersigned to the taking of the following actions without a meeting of the stockholders of the Company:

IF NO BOX IS MARKED FOR A PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE ELECTION OF ANY DIRECTOR WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED. RED MOUNTAIN RECOMMENDS THAT YOU CONSENT TO PROPOSALS 1-5.

1.	Amend the Company’s Bylaws (“the Bylaws”) to allow stockholders to fix the number of directors of the Company and to set the size of the Company’s Board of Directors (the “Board”) at eleven (11) directors.

☐	☐	☐
Consent	Withhold Consent	Abstain

2.	Amend the Bylaws to allow newly created directorships resulting from an increase in the size of the Board to be filled by a vote of the stockholders.

☐	☐	☐
Consent	Withhold Consent	Abstain

3.	Upon the approval of Proposals 1 and 2, elect each of Alan W. Barksdale, Paul N. Vassilakos, Richard Y. Roberts, Lynden B. Rose, Randell K. Ford and William F. Miller, III (the “Nominees”) to serve as directors of the Company (or, if any such Nominee is unable or unwilling to serve as a director of the Company, any other person designated as a nominee by Red Mountain).

☐	☐	☐
Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE ELECTION OF ALL THE PERSONS NAMED IN PROPOSAL NO. 3, CHECK THE APPROPRIATE BOX ABOVE.  IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN PROPOSAL NO. 4, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH ELECTED IN THE SPACE PROVIDED BELOW.

4.	Repeal the amendments to the Bylaws adopted by the Board on November 14, 2011 which added Article XIII – Acquisition of a Controlling Interest.

☐	☐	☐
Consent	Withhold Consent	Abstain

5.	Repeal any provision of the Bylaws adopted by the Board in effect at the time this proposal becomes effective that was not included in the Bylaws as of the date of the initial filing of the Consent Solicitation and prohibit the Board from further amending the Bylaws prior to the next annual meeting.

☐	☐	☐
Consent	Withhold Consent	Abstain

Proposal 1, Proposal 2, Proposal 4 and Proposal 5 are not subject to, or conditioned upon, the effectiveness of the other Proposals. The effectiveness of Proposal 3 is conditioned upon the effectiveness of Proposal 1 and Proposal 2. If the size of the Board is not increased, and there are no vacancies to fill, the Nominees cannot be elected pursuant to Proposal 3.

IN THE ABSENCE OF DISSENT OR ABSTENTION BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED.

Date:	2012

Signature

Signature (if held jointly)

Title(s):

Please sign exactly as name appears on stock certificates or on label affixed hereto. When Shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

THIS SOLICITATION IS BEING MADE BY RED MOUNTAIN AND NOT ON BEHALF OF THE COMPANY.

PLEASE SIGN, DATE AND MAIL YOUR CONSENT PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

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